UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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IDENTIV, INC

(Name of Registrant as Specified In Its Charter)

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April 18, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 annual meeting of stockholders of Identiv, Inc. on Wednesday, May 31, 2017 at 8:00 a.m., local time. The meeting will be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 2550 Hanover Street, Palo Alto, California, 94304.

The Notice of 2017 Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter. A copy of our Annual Report to Stockholders is also enclosed for your information.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. After reading the Proxy Statement, please promptly mark, sign and date the enclosed proxy card and return it in the prepaid envelope. Alternatively, you may vote your shares via a toll-free telephone number or over the Internet. Instructions regarding all three methods of voting are provided on the proxy card. If you attend the meeting you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We thank you for your continued support and look forward to seeing you at the annual meeting.

Sincerely yours,

/s/ Steven Humphreys

Chief Executive Officer

IDENTIV, INC.
2201 Walnut Avenue, Suite 100
Fremont, California 94538

NOTICE OF
2017 ANNUAL MEETING OF STOCKHOLDERS
May 31, 2017

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Identiv, Inc. (the “Company”), a Delaware corporation, to be held on May 31, 2017, at 8:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California, 94304, for the following purposes:

1.

To elect the Class I directors to serve for a three-year term ending at the annual meeting of stockholders in 2020 and until their successors have been duly elected and qualified or until they resign or are removed;

2.

To ratify the appointment of BPM LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2017;

3.

To vote on a non-binding advisory resolution on the compensation of the Company’s named executive officers (“Say on Pay”); and

4.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors recommends that you vote “FOR” the approval of each of the nominees and proposals outlined above and as more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on April 4, 2017 are entitled to notice of and to vote at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the U.S. headquarters of the Company.

You are cordially invited and encouraged to attend the Annual Meeting. Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. Accordingly, please review the proxy materials and sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or submit your proxy or voting instruction card, as applicable, by telephone or through the Internet.

By Order of the Board of Directors of
Identiv, Inc.

/s/ Sandra Wallach
Chief Financial Officer and Secretary

Fremont, California
April 18, 2017

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS INCLUDED ON THE PROXY CARD OR VOTING INSTRUCTIONS CARD. THANK YOU FOR ACTING PROMPTLY.

IMPORTANT: Please vote your shares via telephone or the Internet, as described herein and on the proxy card, to assure that your shares are represented at the meeting, or, mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 31, 2017

The Proxy Statement and Annual Report are available at
https://materials.proxyvote.com/45170X

IDENTIV, INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
May 31, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of the Company is furnishing this Proxy Statement to you in connection with the solicitation of proxies for use at our Annual Meeting to be held on May 31, 2017, at 8:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California, 94304, or any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying notice of our Annual Meeting. References in this proxy statement to the “Company,” “we,” “our,” “us” or “Identiv” are to Identiv, Inc.

Copies of this Proxy Statement, the enclosed proxy card and our 2016 Annual Report to Stockholders are expected to be mailed on or about April 17, 2017 to stockholders of record as of the Record Date (as defined below).

Record Date

Our Board of Directors has fixed the close of business on April 4, 2017 as the record date (the “Record Date”) for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Shares Outstanding

At the Record Date, 11,157,229 shares of the Company’s Common Stock were outstanding and entitled to vote at the Annual Meeting. Our Common Stock is listed on The NASDAQ Capital Market under the symbol INVE.

Quorum

The holders of one-third (1/3) of the outstanding shares of our Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (as described below) will be treated as being present at the Annual Meeting for purposes of establishing a quorum for the transaction of business.

Voting and Vote Required

Each stockholder of record on the Record Date will be entitled to one vote per share of Common Stock held on the Record Date on all matters submitted for consideration of, and to be voted upon by, the stockholders at the Annual Meeting.

Assuming that a quorum is present, the affirmative vote of a plurality of the votes cast is required for the election of the nominees for director. No stockholder will be entitled to cumulative votes at the Annual Meeting for the election of any members of our Board of Directors.

All other matters being submitted to stockholders require the affirmative vote of a majority of the votes cast. Proposal No. 3 (the Say on Pay proposal) is a non-binding, advisory proposal.

Shares which abstain from voting as to a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) will be counted for purposes of determining whether a quorum is present for the transaction of business, but will not be considered as voting on such matter. Abstentions shall have the same effect as a vote against the proposal. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors, which requires a plurality of the votes cast, or the other matters being submitted to stockholders.

Voting Procedures

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring your proxy card or vote using the ballot provided at the meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

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If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of shares held in street name. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

If you are unable to attend the Annual Meeting, you may vote by proxy as follows:

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Internet. You may submit a proxy over the Internet by following the instructions provided on the separate proxy card.

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Telephone. You may submit a proxy over the telephone by following the instructions provided on the separate proxy card.

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Mail. You may submit a proxy by mail by completing, signing and returning the separate proxy card in the prepaid and addressed envelope included with the proxy materials.

Stockholders are urged to specify their choices on the proxy they submit by Internet, telephone or mail. If you submit a proxy, but do not specify how you want to vote on a proposal, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted as the Board of Directors recommends on each proposal and the persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment. Stockholder votes will be tabulated by a representative of Broadridge Financial Solutions, Inc.

Brokers, banks, or other nominees that hold shares of Common Stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other intermediaries are entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm, without instructions from the beneficial holder of those shares, but, absent instructions from the beneficial holders of such shares, they are not entitled to vote shares held for a beneficial holder on non-routine matters, such as the election of directors, and the approval of the advisory resolution on Say on Pay. Consequently, if you do not give your broker specific instructions, your shares may not be voted on the non-routine matters. Please instruct your bank or broker so your vote can be counted on all proposals.

Solicitation of Proxies

The cost of soliciting proxies will be borne by us. We may reimburse brokerage firms, banks and other persons representing the beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or regular employees without additional compensation.

Revocability of Proxies

If you are a stockholder of record, your proxy is revocable at any time before it is voted at the Annual Meeting either by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting, however, will not by itself revoke a proxy previously delivered to us. If you have executed and returned a proxy and are present in person at the Annual Meeting and wish to vote at the Annual Meeting, you may elect to do so by notifying the inspector of elections, thereby suspending the power of the proxy holders to vote the proxy previously delivered by you.

If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank or nominee, or if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person (attendance at the meeting will not by itself revoke a previously granted proxy).

Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended December 31, 2016, which is being made available to stockholders with or preceding this Proxy Statement, contains financial and other information about our Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We make all of our filings available free of charge on our website, www.identiv.com, including our proxy statements, our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, together with amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act.

We will also provide to each stockholder of record as of the Record Date, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2016, this Proxy Statement, and the related proxy card. Requests for copies may be made in writing directed to Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, California 94538, Attention: Investor Relations, by telephone at (949) 553-4251, or by e-mailing us at IR@Identiv.com.

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Stockholder Proposals for 2018 Annual Meeting of Stockholders

Assuming a mailing date of April 17, 2018 for our 2018 proxy statement, stockholder proposals submitted for inclusion in our proxy materials for the 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at 2201 Walnut Avenue, Suite 100, Fremont, California 94538, Attention: Secretary, by December 19, 2017; provided, however, that if the date of the 2018 Annual Meeting of Stockholders is changed by more than 30 calendar days from the date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials.

Our Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders without including those matters in the Company’s proxy statement. In general, such proposals shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

The notice period for proposals under our bylaws is not less than 60 calendar days nor more than 90 calendar days before the one-year anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting. However, if the date of the Annual Meeting is moved more than 30 days after the anniversary of the Annual Meeting, the Company’s advance notice procedure requires that such proposal must be received by us not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Notice must be delivered to the Secretary of the Company and must be received by the Company no earlier than the close of business on January 11, 2018 and no later than the close of business on February 10, 2018. Notwithstanding the foregoing, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth therein. Our bylaws have been publicly filed with the Securities Exchange Commission (“SEC”).

If a stockholder fails to give notice of a stockholder proposal as required by our bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for our 2018 Annual Meeting of Stockholders and the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2018 Annual Meeting of Stockholders.

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PROPOSAL NO. 1
ELECTION OF CLASS I DIRECTORS

Our Board of Directors is divided into three classes with staggered three-year terms. Currently the authorized number of directors is four. Two directors serve in Class I (whose terms expire at this Annual Meeting), one director serves in Class II (whose term expires at the 2019 Annual Meeting) and one director serves in Class III (whose term expires at the 2018 Annual Meeting).

Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for Mr. Humphreys and Ms. Shapiro, who currently serve as Class I directors. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies received by the proxy holders named in the enclosed proxy will be voted for any nominee who is subsequently designated by the Board of Directors to fill the vacancy. We do not expect, however, that the nominees will decline to serve as director at the Annual Meeting, as they have agreed to serve if elected.

The nominees for Class I directors receiving the highest number of votes will be elected as Class I directors. The nominees for Class I directors elected at the Annual Meeting will serve for a term ending on the date of the 2020 Annual Meeting of stockholders or until their successors have been elected and duly qualified, or upon the date of their earlier resignation or removal.

Set forth below is information as of March 1, 2017 about the nominees and each of the other directors who will remain in office following the Annual Meeting:

Name	Age	Position	Director Since
CLASS I DIRECTORS
Steven Humphreys	55	Chief Executive Officer	1996
Nina B. Shapiro	68	Director	2016

CLASS II DIRECTOR
James E. Ousley	71	Director and Chairman	2014

CLASS III DIRECTOR
Gary Kremen	53	Director	2014

Class I Directors

Steven Humphreys has served as our Chief Executive Officer since September 9, 2015 and as a director of the Company since July 1996. Mr. Humphreys previously served as Chairman of the Board from September 2013 until September 9, 2015. Mr. Humphreys also previously served on the Strategic Committee of the Board of Directors. Previously, he also served as Lead Director from May 2010 until April 2013 and as Chairman of the Board of Directors from April 2000 to March 2007 and from July 1996 to December 1996. Mr. Humphreys also served as an executive officer of the Company, as President from July 1996 to December 1996 and as Chief Executive Officer from December 1996 to April 2000. From November 2011 to December 2014, Mr. Humphreys served as chief executive officer of Flywheel Software, Inc., a privately-held location-based mobile taxi app company. From October 2008 until its acquisition by SMSC in February 2010, Mr. Humphreys served as Chief Executive Officer and President of Kleer Corporation, a semiconductor provider for wireless audio technology. From October 2001 to October 2003, he served as Chairman of the Board and Chief Executive Officer of ActivCard Corporation, a publicly-listed company until December 2010 and a provider of digital identity solutions, for which he also served as a director from March 2008 until December 2010. Previously, Mr. Humphreys was President of Caere Corporation, an optical character recognition software and systems company. Prior to Caere, he spent ten years with General Electric Company in a variety of positions. Currently, Mr. Humphreys also serves on the board of Summit Public Schools, a charter school system with schools across California and Washington state. Mr. Humphreys holds a B.S. degree from Yale University and M.S. and M.B.A. degrees from Stanford University. Mr. Humphreys brings to the Board of Directors his many years’ experience as an executive officer of technology companies ranging from startups to public companies, and as senior management within large multinationals. His continued involvement with emerging technologies, venture and angel investing, as well as his knowledge of the U.S. investment markets, and the wider technology and management communities are relevant to Identiv’s success.

Nina B. Shapiro has served as a director of the Company since June 2016. Ms. Shapiro has served on a variety of boards and advisory committees since retiring from the World Bank in 2011, where she most recently as Vice President of Finance and the Treasurer of the International Finance Corporation. Ms. Shapiro has served on the boards of Mountain Partners AG, a German-Swiss investment group, an early technology company builder, since June 2015; Man Group, an investment manager that is a member of the FTSE 250 Index, since October 2011; and Zyfin Research Pvt. Ltd., an originator of ETFs for emerging markets, since March 2013. She has also served on the advisory boards or councils of New Silk Route, a private equity fund focused on India and South Asia since September of 2012, and the Zurich Insurance Investment Management Advisory Council from June 2013 to December 2016. Between September 2011 and March 2015 she served on the board of African Minerals Ltd., a mining company. In 2010, Ms. Shapiro received the Euroweek Lifetime Achievement Award for her contributions to the capital markets. Ms. Shapiro holds an M.B.A. from Harvard Business School, an M.R.P. from the Harvard Graduate School of Design and a B.A. from Smith College. Ms. Shapiro brings to the Company’s Board over 30 years of broad global experience in international finance and business development, along with extensive working experience with senior government and banking officials and international board experience.

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Class II Director

James E. (“Jim”) Ousley has served as the Chairman of the Board since September 9, 2015 and as a director of the Company since July 2014. Mr. Ousley has more than 40 years of experience leading global technology and telecommunications organizations. On July 1, 2014, he joined CVC Growth Capital as senior operating managing partner. Previously, he served as the chief executive officer at Savvis, Inc. from March 2010 to April 2013. Savvis was acquired by CenturyLink, where he served as chief executive officer of Savvis and president of enterprise markets group, which is now CenturyLink Technology Solutions, a global leader in cloud and managed solutions. Prior to Savvis, Mr. Ousley served as president and chief executive officer of Vytek Wireless, Inc., which was acquired by Calamp, Inc.; president and chairman of Syntegra (USA), a division of British Telecommunications Plc.; and president and chief executive officer of Control Data Systems, which was acquired by British Telecommunications. Mr. Ousley has also held various executive management positions with Control Data Corporation. Mr. Ousley currently serves on the board of directors of Integra, Inc., Datalink, Inc., Chayora Ltd., and Wireless Logic, and previously served on the board of directors of Savvis, Inc., ActivIdentity Corporation, Control Data Systems, Inc., Pacnet, Inc., Peak10, Bell Microproducts, Inc., and other technology and network companies. Mr. Ousley brings to the Board of Directors many years’ experience as an executive officer of technology companies and significant knowledge of global technology and telecommunications organizations, as well as knowledge of cloud based technology solutions.

Class III Director

Gary Kremen has served as a director of the Company since February 2014. Mr. Kremen is a serial entrepreneur and has been an investor in over 100 private technology companies, private equity funds and venture capital funds. Companies he has founded or co-founded include Match.Com, the world’s largest dating website, and Clean Power Finance (now Spruce Finance), a leading white-label residential solar finance company backed by Google Ventures, Kleiner Perkins, Claremont Creek Ventures and several large utilities. Mr. Kremen is credited as the primary inventor on a 1995-filed patent for dynamic web pages, and holds four other patents. He holds Bachelor of Science degrees in Electrical Engineering and Computer Science from Northwestern University, as well as an MBA from the Stanford University Graduate School of Business. Currently, Mr. Kremen is a board member, principal or managing partner with private companies including Pace Avenue and CapGain Solutions and serves on the board of directors of several entities, including the Santa Clara Valley Water District, The California Clean Energy Jobs Citizens Oversight Board, San Luis & Delta-Mendota Water Authority, San Francisquito Creek Joint Powers Authority and the UC Merced Foundation. Mr. Kremen brings to the Board of Directors his significant experience as a technology entrepreneur, his expertise with Internet, mobile and cloud technologies and his connections to the investment community in Silicon Valley, all of which are relevant to the Company’s strategy to deliver trust solutions for the connected world.

To our knowledge, there are no family relationships between any of our directors or executive officers and any other of our directors or executive officers.

Director Independence

Our Board of Directors has reviewed the independence of each of our directors and our nominees and considered whether any director or nominee has had a material relationship with the Company or our management that could compromise his ability to exercise independent judgment in carrying out his duties and responsibilities. As a result of this review, our Board of Directors affirmatively determined that all of our directors, other than Mr. Humphreys, are independent under applicable rules of the NASDAQ Stock Market and the SEC. Until his appointment as our Chief Executive Officer in September 2015, Mr Humphreys was independent under applicable rules of the NASDAQ and the SEC.

Vote Required

At the Annual Meeting, the Class I nominees receiving the highest number of “For” votes cast will be elected to our Board of Directors as Class I directors. Abstentions, broker non-votes and votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum, but will have no other legal effect in the election of directors.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the Class I nominees listed above.

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Board Meetings and Committees

Board Leadership Structure

In accordance with the Company’s Bylaws, the Board of Directors elects all officers of the Company, including our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons. The Board of Directors has determined that a Lead Independent Director should be elected when the roles of the Chairman of the Board and the Chief Executive Officer are filled by the same person, and such Lead Independent Director should be an independent director as defined by applicable NASDAQ Stock Market rules and the Company’s Corporate Governance Guidelines, and be elected annually. The role of the Lead Independent Director is to coordinate the activities of the independent directors, to advise the Chairman of the Board as to the information provided by Company management to the independent directors, to manage executive sessions of the Board of Directors’ independent directors, and to act as principal liaison between the independent directors and the Chairman of the Board.

Currently, Steven Humphreys serves as the Company’s Chief Executive Officer and James E. Ousley, who is an independent director, serves as Chairman of the Board of Directors. The Board of Directors believes that the current structure of the Board of Directors is an appropriate allocation of roles and responsibilities to effectively manage the affairs of the Company.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee of the Board of Directors oversees management of financial risks. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Board Meeting Attendance

Our Board of Directors held eight meetings in 2016. Each of our current directors attended at least 75% of the meetings of the Board of Directors and meetings of committees on which they served during 2016. As needed, our independent directors meet in executive session without Company management present to address any issues they determine to be appropriate. The Chairman of the Board presides at such executive sessions.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications between our stockholders and our Board of Directors, stockholders may communicate with the Board of Directors by sending an email to IR@Identiv.com or by writing to the Board of Directors at: Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, California 94538, Attention: Investor Relations. The Investor Relations staff will forward such communication to the Board of Directors or to any individual director or directors to whom the communication is directed as applicable, if the communication is relevant to the Company’s business and financial operations, policies or corporate philosophy.

Director Attendance at Stockholder Meetings

We do not have a policy regarding director attendance at stockholder meetings. One director attended the 2016 Annual Meeting of Stockholders.

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COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has three standing committees, the Audit, Compensation and Nominating Committees, which are composed of independent directors appointed by the Board of Directors. From time to time the Board of Directors may choose to create additional committees. The charters of each of these committees are available on the Corporate Governance page within the Investor Relations section of our website at www.identiv.com.

Audit Committee

The Audit Committee of our Board of Directors assists our Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting processes, system of internal control, our process for monitoring compliance with laws and regulations, our audit process and standards of business conduct. Currently, the Audit Committee consists of Mr. Kremen, Mr. Ousley and Ms. Shapiro, and Mr. Ousley serves as Chairman. The Audit Committee held four meetings during 2016.

Our Board of Directors has determined that each member of the Audit Committee is an “independent director” within the rules of the NASDAQ Stock Market and the requirements set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has further determined that James E. Ousley is an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Exchange Act.

In discharging its duties, our Audit Committee, among its other duties:

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Selects the independent auditors, reviews the independent auditors’ fee arrangements, proposed audit scope and approach; and pre-approves audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible).

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Reviews on a continuing basis the adequacy of the Company’s system of internal controls and financial reporting process.

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Reviews the performance of the Company’s independent auditors and determines whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.

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Oversees the independence of the Company’s independent auditors.

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Reviews with management and the Company’s independent auditors such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company’s financial statements, as are deemed appropriate for review by the Audit Committee prior to any interim or annual filings with the SEC or other regulatory body.

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Meets with management and the independent auditors to review and discuss the annual financial statements and the report of the independent auditors thereon and, to the extent the independent auditors or management brings any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any, such as restrictions on the scope of activities or access to required information.

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Meets quarterly with management and the independent auditors to review and discuss the quarterly financial statements.

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Meets at least quarterly with the auditors in order to ensure sufficient independence is maintained from management and to provide the opportunity for the auditors to brief the members of the Audit Committee in confidence.

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Reviews the Company’s policies relating to the avoidance of conflicts of interest and reviews past or proposed transactions between the Company, members of the Board of Directors and management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets.

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Reviews all related party transactions for potential conflicts of interest.

Compensation Committee

The Compensation Committee of our Board of Directors held three meetings during 2016. Currently, the Compensation Committee consists of Mr. Kremen, Mr. Ousley and Ms. Shapiro, and Mr. Kremen serves as Chairman. The Board of Directors has determined that each member of the Compensation Committee currently serving or having served during 2016 is independent within the meaning of the applicable SEC and NASDAQ Stock Market rules.

Pursuant to its charter, the Compensation Committee has responsibility for and authority to:

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Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation;

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Develop, review and approve compensation policies and practices applicable to the Company’s officers who are deemed to be “executive officers” of the Company for SEC reporting purposes, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition of benefits;

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Make recommendations to the Board of Directors with respect to the Company’s incentive compensation and equity-based compensation plans;

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Review the compensation and benefits offered to non-employee directors and recommend changes to the Board of Directors as appropriate; and

●

Administer and evaluate the Company’s incentive, equity-based and other executive compensation programs, including approving guidelines, making grants and awards and establishing annual award levels for employee stock options, units, restricted shares and other incentive and equity-based awards under such programs, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating eligible participants and imposing limitations and conditions on grants or awards.

The Compensation Committee is authorized to delegate any portion of its authority to subcommittees and to engage external independent consultants, as deemed necessary.

Processes and Procedures. On an annual or more frequent basis, the Company’s CEO recommends to the Compensation Committee salary, annual bonus and long-term compensation levels for less senior officers, including the other named executive officers. The executive officers named in the Summary Compensation Table of this proxy statement are referred to as our “Named Executive Officers.” Each Named Executive Officer is reviewed annually based on whether various performance objectives were met during the preceding review period. An evaluation of each officer’s performance is presented to the Compensation Committee and used in the Compensation Committee’s review and analysis of such officer’s overall compensation. No other Named Executive Officer currently has a role in determining or recommending the form or amount of compensation paid to the Named Executive Officers, other than providing such financial or other information as the Compensation Committee may request from time to time. Although the participation of our CEO could influence performance targets, our Compensation Committee rather than our CEO makes all determinations regarding performance goals and targets. Our CEO does not attend any portion of meetings at which his compensation is discussed.

Independent Compensation Consultant. As indicated above, pursuant to its charter, the Compensation Committee has the power, in its discretion, to retain at the Company’s expense, such independent counsel and other advisors and experts as it deems necessary or appropriate to carry out the Compensation Committee’s duties. Under its charter, the Compensation Committee has the express authority to decide whether to retain a compensation consultant to assist in the evaluation of compensation. If the Compensation Committee decides in its discretion to retain such a firm, the Board of Directors delegates to the Compensation Committee the sole authority to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of the Company’s senior executive officers (including all of the Named Executive Officers).

Compensation Committee Interlocks and Insider Participation. No director who served on the Compensation Committee during 2016 and no current member of the Committee is a current or former executive officer or employee of the Company. No director who served on the Compensation Committee had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions.

Analysis of Risk in Compensation Programs. In setting compensation, the Compensation Committee also considers the risks to the Company’s stockholders, and the Company as a whole, arising out of the Company’s compensation programs. The Committee considered the various elements of the Company’s compensation practices, including base salary, annual bonus programs, short and long-term incentive awards, the use of cash and equity awards, and how performance is evaluated. While our annual bonus programs may encourage short-term risk taking on the part of participating employees, the Committee believes that these risks are balanced by the use of fixed base salaries and long-term equity incentives that encourage employees to take a long-term view of our business aligned with the interests of the Company’s stockholders. The Committee did not identify any risks arising from the Company’s compensation policies and practices reasonably likely to have a material adverse effect on the Company.

Nominating Committee

The Nominating Committee assists in identifying individuals qualified to become members of the Board of Directors. Currently, the Nominating Committee consists of Messrs. Kremen and Ousley, with Mr. Kremen serving as the Chairman. The Board of Directors has determined that each of the members of the Nominating Committee is independent within the meaning of the NASDAQ Stock Market director independence standards. The Nominating Committee held one meeting during 2016.

8

Policy for Director Recommendations and Nominations

The primary role of the Nominating Committee is to develop and recommend to the Board of Directors criteria for identifying and evaluating director candidates and to establish a procedure for consideration of director candidates recommended by our stockholders. The Nominating Committee periodically assesses the appropriate size of the Board of Directors and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, the Nominating Committee seeks to identify and evaluate potential candidates at meetings of the Nominating Committee, which can take place at any point during the year.

Candidates may come to the attention of the Board of Directors through current members of the Board of Directors, professional search firms, stockholders or other parties. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise. The Nominating Committee will consider candidates submitted by stockholders as nominees for election as directors of the Company. Stockholders wishing to have the Nominating Committee consider a candidate should submit the name(s) and supporting information to Corporate Secretary, c/o Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, California 94538, and should include the following information: (a) the name(s) and address(es) of the stockholder(s) making the recommendation and of the persons to be nominated; (b) a representation that the stockholder is a record holder of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in the Proxy Statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (e) the consent of each nominee to serve as a director of the Company if so elected; and (f) appropriate biographical information and a statement as to the qualifications of the candidate. Written notice of a nomination must be received by us within the timeframe described under “Stockholder Proposals for 2018 Annual Meeting of Stockholders” above.

As part of its selection process, the Nominating Committee may consider recommendations of director candidates with diverse backgrounds and experience who are expected to enhance the quality of the Board of Directors, serve stockholders’ long-term interests and contribute to our overall corporate goals. Pursuant to our Corporate Governance Guidelines, we endeavor to have a Board of Directors representing diverse experience at policy-making levels in various areas that are relevant to our global activities. While the Nominating Committee has not established specific minimum criteria for candidates, the philosophy of the Committee is that directors should possess the highest personal and professional ethics, integrity and values, informed judgment, and sound business experience and be committed to representing the long-term interests of our stockholders. Candidates must also have an inquisitive and objective perspective, the ability to make independent analytical inquiries, practical wisdom and mature judgment. In evaluating candidates, the Nominating Committee may consider a candidate’s work experience related to our business, general professional experience and overall expected contributions to the Board of Directors in relation to other directors already serving on the Board of Directors. When evaluating existing directors for nomination for re-election, the Nominating Committee may also consider the directors’ past Board of Director and committee meeting attendance and participation.

The Nominating Committee evaluates stockholder-recommended candidates using the same process and the same criteria it uses to evaluate candidates from other sources. The Nominating Committee has the authority to retain outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any search firm used to identify director candidates, and to approve the search firm’s fees and other retention terms.

9

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that assist the directors in following corporate practices that serve the best interests of the Company and its stockholders, including guidelines relating to board composition, director qualifications and selection process, director independence, board committees and auditor independence. The Corporate Governance Guidelines are available on the Corporate Governance page within the Investor Relations section of our website at www.identiv.com. The Nominating Committee and the Board of Directors review the Corporate Governance Guidelines annually and the Board of Directors may amend the Corporate Governance Guidelines at any time.

Code of Conduct and Ethics

The Board of Directors have adopted a Code of Conduct and Ethics for all of our employees, including our CEO, Chief Financial Officer (“CFO”), any other principal accounting officers and for the members of our Board of Directors. Our Code of Conduct and Ethics is posted on the Corporate Governance page within the Investor Relations section of our website, at www.identiv.com. The Board of Directors may amend the Code of Conduct and Ethics at any time and has the sole authority to approve any waiver of the Code of Conduct and Ethics relating to the activities of any of our senior financial officers, other executive officers and directors.

Compensation of Directors

During 2016, each non-employee member of our Board of Directors was eligible to receive compensation, payable monthly, as detailed below. However, at a minimum, 50% of the annual retainers must be paid in restricted stock units (“RSUs”) under our 2011 Incentive Compensation Plan (the “2011 Plan”). Annual compensation for each eligible director potentially includes:

●

an annual retainer for the board year ended May 31 of $100,000, except for the Chairman of the Board or Lead Independent Director, who is eligible to receive an annual retainer of $180,000 for the board year ended May 31; and

●

an additional annual retainer for the board year ended May 31 of $40,000 for service on each committee of the Board of Directors, except for the Chairman of the Audit Committee, who is eligible to receive an annual cash retainer of $65,000 for the board year ended May 31.

RSUs granted to non-employee directors for the board year ended prior to May 31, 2016 vested in full on the date of grant. RSUs granted to non-employee directors for the board years ending May 31, 2016 and after vest monthly. Vested shares will be delivered on the earlier of three years from the date of the award or the date of separation of service.

Additionally, we reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors, which primarily consist of travel expenses associated with Board of Directors or committee meetings or with committee assignments.

Director Compensation

The following table sets forth summary information concerning the compensation earned by or paid to our non-employee directors for their service as directors in 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(4)	Total ($)
Saad Alazem	38,000	22,031	—	60,031
Gary Kremen	98,334	80,609	—	178,943
James E. Ousley	85,997	62,692	—	148,689
Nina B. Shapiro	48,329	50,536	—	98,865
Daniel S. Wenzel	32,984	13,747	—	46,731

___________

(1)

The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). The assumptions used in determining grant date fair value of these awards are set forth in Note 3 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016.

(2)

Stock award amounts reflect RSUs granted for service as a director and on committees. The number of shares awarded in lieu of cash was calculated based on dividing the average price of our Common Stock over the 30 trading days preceding our 2016 annual meeting held on May 12, 2016.

(3)

At December 31, 2016, the aggregate number of RSUs held by Mr. Kremen, Mr. Ousley, and Ms. Shapiro were 125,912 shares, 127,427 shares, and 42,055 shares, respectively. No RSUs were held by Mr. Alazem or Mr. Wenzel at December 31, 2016.

(4)

At December 31, 2016, Mr. Kremen and Mr. Ousley each held options to purchase 1,000 shares of Common Stock. No other non-employee director held options to purchase common stock at December 31, 2016.

10

PROPOSAL NO. 2
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors is asking you to ratify the appointment of BPM LLP (“BPM”) as our independent auditor for the fiscal year ending December 31, 2017. Although our Bylaws and applicable legal requirements do not require stockholder ratification of the selection of BPM as our independent auditor, our Board of Directors is submitting the selection of BPM to our stockholders for ratification as a matter of good corporate practice. We expect that a representative of BPM will be available at the Annual Meeting to make a statement and will be available to respond to appropriate questions.

In the event that our stockholders fail to ratify the appointment of BPM as independent auditor, our Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting will be required to ratify the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2017. As a result, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of BPM LLP, an independent registered public accounting firm, to serve as the Company’s independent auditor for the fiscal year ending December 31, 2017.

Principal Accountant Fees and Services

The aggregate fees billed or to be billed to us by BPM for the fiscal year ended December 31, 2016 and December 31, 2015, are as follows:

	2016	(1)	2015	(1)
Audit Fees	$580,100		$715,500
Audit-Related Fees	—
Tax Fees	—		—
All Other	—		—
Total	$580,100		$715,500

___________

(1)

Amounts reflect only those fees invoiced by the independent auditing firm that rendered an audit opinion on our financial statements for the year indicated.

Audit Fees. Audit fees include fees associated with the audit of our annual financial statements included in our Annual Report on Form 10-K, review of our financial statements included in our quarterly reports on Form 10-Q, and fees for the statutory audit of subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accountants

In accordance with the charter of the Audit Committee of our Board of Directors, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm, including the estimated fees and other terms of any such engagement. In certain circumstances, the Audit Committee may provide subsequent approval of non-audit services not previously approved. Services provided by our independent registered public accounting firm may include audit services, audit-related services, tax services and other services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC rules on auditor independence. The Audit Committee has determined that the services provided by the Company’s independent public accounting firms are compatible with maintaining the independence of such firms. All fees set forth in the table above were pre-approved pursuant to this policy.

11

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three members and acts under a written charter adopted and approved by the Board of Directors. The members of the Audit Committee are independent as defined by the Audit Committee’s charter, the Nasdaq Capital Market listing standards and the Securities Exchange Act of 1934.

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting processes, system of internal controls, processes for monitoring compliance with laws and regulations, audit processes and standards of business conduct. The Audit Committee manages the relationship with our independent auditor, who reports directly to the Audit Committee. The Audit Committee also oversees the internal audit and Sarbanes-Oxley compliance functions of the Company, who reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to allocate appropriate funding, as determined by the Audit Committee, for such advice and assistance.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2016. The Audit Committee also has discussed with the Company’s independent auditor for the fiscal year ended December 31, 2016, the matters required to be discussed by Auditing Standard No. 16 (“Communication with Audit Committees”), as amended by the Public Company Accounting Oversight Board (“PCAOB”). Furthermore, the Audit Committee has received written communications from our independent registered public accounting firm required by the PCAOB regarding communications with the Audit Committee concerning independence and has discussed the auditor’s independence from the Company and its management, and considered whether the provision of other non-audit services by our independent registered public accounting firm to the Company is compatible with the auditor’s independence.

In performing all these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of our management and independent registered public accountants. Management has primary responsibility for preparing the Company’s financial statements and for our financial reporting process. Our independent auditors for the fiscal year ended December 31, 2016 are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2016 be included for filing with the SEC in our Annual Report on Form 10-K for the year ended December 31, 2016, and the Board of Directors has approved such inclusion.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

James E. Ousley, Chairman
Gary Kremen
Nina B. Shapiro

12

PROPOSAL NO. 3
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION “SAY ON PAY”

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), as well as Section 14A of the Exchange Act and the rules promulgated thereunder, we are asking stockholders to approve, on a non-binding advisory basis, the Company’s compensation of our Named Executive Officers as described in this Proxy Statement. As described below in the “Executive Compensation” section of this Proxy Statement, the Compensation Committee has designed the compensation of our Named Executive Officers to align each Named Executive Officer’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain the Named Executive Officers, who are crucial to our long-term success. Please read the section of this proxy statement entitled “Executive Compensation,” which describes in more detail our executive compensation policies, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our Named Executive Officers.

Based on the voting results at our 2012 Annual Meeting of Stockholders with respect to the frequency (the “Frequency Vote”) of stockholder advisory votes to approve the compensation of Named Executive Officers, we have decided to include an advisory vote to approve the compensation of Named Executive Officers in our proxy materials on an annual basis.

The advisory resolution, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2016 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on us, the Compensation Committee or the Board of Directors; however, the Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will consider the stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal. As a result, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board of Directors believes that Proposal No. 3 is in the best interests of the Company and our stockholders and recommends a vote “FOR” the approval of the non-binding advisory resolution on Named Executive Officer compensation as disclosed in this Proxy Statement.

13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information known to us as of April 4, 2017 with respect to the beneficial ownership of our Common Stock by:

●

each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock;

●

each of our directors;

●

each of our named executive officers appearing in the Summary Compensation Table; and

●

all current directors and executive officers, as a group.

Except as otherwise indicated, and subject to applicable community property laws, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares held by them. Applicable percentage ownership in the following table is based on 11,157,229 shares of our Common Stock issued and outstanding as of April 4, 2017.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 4, 2017 or RSUs that vest within 60 days of April 4, 2017 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless specified below, the mailing address for each individual, officer or director is c/o Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, CA 94538.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number		Percentage
5% Stockholders		=
Mountain Partners AG(1)	820,364		7.4%
Dufourstrasse 121
St. Gallen, Switzerland CH-9001

Royce & Associates, LP	596,589		5.3%
745 Fifth Avenue, New York, NY 10151

Directors and Executive Officers
Steven Finney(2)	16,812		*
Jason Hart(3)	416,852		3.7%
Steven Humphreys(4)	315,858		2.8%
Gary Kremen(5)	125,912		1.1%
James E. Ousley(6)	127,427		1.1%
Nina B. Shapiro(1)(7)	862,419		7.7%
Sandra Wallach	—		—
All current directors and executive officers as a group (5 persons)(8)	1,431,616		12.3%

___________

* Less than one percent.

(1)

Nina B. Shapiro is a director of Mountain Partners AG. Ms. Shapiro disclaims beneficial ownership of the shares owned by Mountain Partners AG except to the extent of any pecuniary interest therein.

(2)

Consists of 16,271 shares of common stock subject to options exercisable within 60 days of April 4, 2017 and 541 RSUs that vest within 60 days of April 4, 2017.

(3)

Based on information as of February 2016.

(4)

Includes 201,892 shares of common stock subject to options exercisable within 60 days of April 4, 2017 and 12,611 RSUs that vest within 60 days of April 4, 2017.

(5)

Includes 1,000 shares of common stock subject to options exercisable within 60 days of April 4, 2017, 6,666 shares held by the Kremen Family Trust and 102,252 fully vested shares of restricted common stock where settlement has been deferred to the earlier of May 31, 2019 or departure from the board.

(6)

Includes 1,000 shares of common stock subject to options exercisable within 60 days of April 4, 2017 and 113,940 fully vested shares of restricted common stock where settlement has been deferred to the earlier of May 31, 2019 or departure from the board.

(7)

Includes 42,055 fully vested shares of restricted common stock where settlement has been deferred to the earlier of May 31, 2019 or departure from the board.

(8)

Includes an aggregate of 203,892 shares of common stock subject to options exercisable within 60 days of April 4, 2017, 12,611 RSUs that vest within 60 days of April 4, 2017, and 258,247 fully vested shares of restricted common stock where settlement has been deferred to the earlier of May 31, 2019 or departure from the board.

14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities (“10% stockholders”), to file reports on Forms 4 and 5 reflecting transactions affecting their beneficial ownership of our equity securities with the SEC. Such officers, directors and 10% stockholders are also required by the SEC’s rules and regulations to provide us with copies of all such reports on Forms 4 and 5 that they file under Section 16(a) of the Exchange Act.

Based solely on our review of copies of such reports on Forms 4 and 5 received by us, and on written representations from our officers, directors and the 10% stockholders known to us, we believe that, during the period from January 1, 2016 to December 31, 2016, our executive officers, directors and the 10% stockholders known to us filed all required reports under Section 16(a) of the Exchange Act on a timely basis, except that a Form 4 for Nina B. Shapiro reporting a transaction on August 12, 2016 was filed on September 21, 2016, Forms 4 for Gary Kremen and James Ousley reporting transactions on June 6, 2016 and August 12, 2016 that were filed on September 21, 2016, and a Form 4 for Steven Finney reporting a transaction on September 10, 2016 that was filed on October 20, 2016.

15

EXECUTIVE OFFICERS

Information concerning our current executive officer other than Mr. Humphreys, including her background and age as of April 1, 2017, is set forth below.

Sandra Wallach, 52, Chief Financial Officer and Corporate Secretary	Sandra Wallach, has served as our Chief Financial Officer since February 16, 2017. Ms. Wallach previously served as VP Finance for MiaSole, a thin film solar technology company, from May 2011 to January 2013. For a six month period from January 2013 to June 2013, she served as Chief Financial Officer of UBM Tech, a wholly-owned subsidiary of UBM LLC. In June 2013, she returned to MiaSole and served as their VP Finance until February 2017. Prior to that, she served as VP Finance at Juniper Networks (from 2008-2011) as well as holding different Financial management positions with Intuit (2003-2007). Before joining Intuit, Ms. Wallach served as Chief Financial Officer of General Electric’s (GE) Industrial Systems, Drives & Controls division. Previously she held a range of financial and management positions at General Electric since joining GE in 1986. Ms. Wallach holds a B.A. in Economics and Public Policy from the University of California at Berkeley.

16

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2016 and 2015.

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards(4) $	Option Awards(4) $	Non-Equity Incentive Plan Compensation $		All Other Compensation $		Total $
Steven Humphreys Chief Executive Officer and Director(1)	2016	350,000	204,167	656,766	1,200,042	—		12,018	(5)	2,422,993
	2015	108,712	—	—	—	—		3,662	(5)	112,374

Steven Finney Interim Chief Financial Officer and Secretary(2)	2016	331,250	—	177,188	—	—		12,018	(5)	520,456
	2015	203,750	—	—	—	—		10,987	(5)	214,737

Jason Hart Former President, Chief Executive Officer and Director(3)	2016	30,472	—	—	—	—		573,843	(7)	604,315
	2015	350,000	—	2,121,000	—	50,268	(6)	33,692	(8)	2,554,960

___________

(1)

Mr. Humphreys became our Chief Executive Officer effective September 9, 2015. Prior to his appointment, Mr. Humphreys was Chairman of our Board of Directors.

(2)

Mr. Finney served as our Interim Chief Financial Officer from November 18, 2015 to February 16, 2017.

(3)

Mr. Hart ceased to be Chief Executive Officer effective September 9, 2015, ceased to be President and an employee effective February 2, 2016, and resigned as a Director as of February 2, 2016.

(4)

The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC 718. The assumptions used in determining grant date fair value of these awards are set forth in Note 3 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2016.

(5)

Represents health insurance.

(6)

Reflects sales commissions earned following Mr. Hart’s transition to President in September 2015.

(7)

Includes a car allowance of $25,782, health insurance of $1,436 and separation payment of $546,625.

(8)

Includes a car allowance of $23,928, health insurance of $8,884 and miscellaneous expenses of $880.

17

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the outstanding equity awards held by our named executive officers as of December 31, 2016.

	Option Awards(1)					Stock Awards(2)
Name	Date of Grant(1)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(3)
Steven Humphreys(4)	10/29/2009	500	—	$27.30	10/29/2016
	6/06/2011	500	—	$23.60	6/06/2021
	12/30/2011	1,500	—	$21.70	12/30/2021
	6/13/2012	2,000	—	$10.50	6/13/2022
	9/10/2012	1,200	—	$7.20	9/10/2022
	9/10/2012	3,000	—	$7.20	9/10/2022
	4/25/2013	2,000	—	$9.40	4/25/2023
	6/04/2013	2,000	—	$8.40	6/04/2023
	6/28/2013	500	—	$7.20	6/28/2023
	9/30/2013	500	—	$7.20	9/30/2023
	12/31/2013	500	—	$5.80	12/31/2023
	3/31/2014	500	—	$11.30	3/31/2024
	5/22/2014	2,000	—	$7.50	5/22/2024
	6/6/2016	138,894	305,566	$4.36	6/6/2026
						208,076	$661,682

Steven Finney	12/18/2013	1,875	625	$5.20	12/18/2023
	6/05/2013	1,313	187	$8.00	6/05/2023
	3/13/2014	11,000	5,000	$8.80	3/13/2024
						93,932	$298,704

___________

(1)

Unless otherwise noted, options vest 25% after one year, then in equal monthly installments over the remaining 36 months. Restrictions lapse on RSUs 25% on the first anniversary date of the grant with the remaining restrictions being removed in equal quarterly installments over the remaining three years measured from the grant date.

(2)

Restrictions lapse on these RSUs in equal quarterly installments over a period of three years measured from the grant date.

(3)

Market value is based on the closing price of our common stock on December 31, 2016.

(4)

All awards through 2014 were for service as a director prior to the appointment of Mr. Humphreys as Chief Executive Officer in September 2015.

Employment Agreements; Termination / Change in Control Arrangements

We have entered into employment agreements with certain of our executive officers. Below is a description of the material terms of each agreement, including severance provisions.

Employment Agreement with Steven Humphreys

On September 14, 2015, we entered into an executive employment agreement with Steven Humphreys pursuant to which Mr. Humphreys serves as our Chief Executive Officer and a director. As of the date of his appointment as Chief Executive Officer, Mr. Humphreys continued to serve as a director, but ceased serving as the Chairman of the Board and serving on the Audit and Nominating Committees, and receives no additional compensation for his service on the Board. Under the terms of the agreement, Mr. Humphreys receives an annual base salary of $350,000, with a target annual performance bonus of 100% of his base salary. Additionally, Mr. Humphreys was granted an option to purchase 444,460 shares of common stock at an exercise price of $4.36 per share (the “Option”), the closing price of the Company’s common stock on September 9, 2015, under the 2011 Plan. The Option vests as to 25% of the underlying shares on the first anniversary of the date of grant, and then monthly over the following three years. In addition, the Board agreed to grant Mr. Humphreys a restricted stock unit award for 302,657 shares of the Company’s common stock vesting over four years from September 9, 2015.

Pursuant to his employment agreement, Mr. Humphreys is also entitled to severance benefits. If he is terminated without Cause or leaves for Good Reason (as each term is defined in such agreement), he is entitled to 12 months of his base salary and benefits, as well as 12-month acceleration of his equity vesting schedule. In the event he is terminated without Cause or leaves for Good Reason within 12 months following a Change in Control of the Company, he is entitled to full acceleration of his equity awards with time-based vesting. As an employee, Mr. Humphreys is also eligible to participate in the Company’s employee benefits plans.

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Employment Agreement with Jason Hart

On March 13, 2014, we entered into an executive employment agreement with Jason Hart under which Mr. Hart served as President, Chief Executive Officer and director, which agreement had a term of three years from January 1, 2014 through December 31, 2016. The agreement was amended September 14, 2015 in connection with Mr. Hart’s transition from Chief Executive Officer on September 9, 2015. As amended, the agreement continued to provide Mr. Hart a $350,000 annual base salary and use of a company car, provided him an annual commissions opportunity of up to 100% of base salary and annual bonus opportunity of up to 50% of base salary (in substitution of a 200% annual bonus opportunity in the original agreement) and provided a new benefit of up to $10,000 in annual reimbursements for personal financial advisor costs. The agreement, both originally and as amended, provided for certain cash severance, benefits continuation and acceleration of equity award vesting in the event of an involuntary termination of employment within 12 months following a change of control. The agreement originally provided that in the event of an involuntary termination of Mr. Hart’s employment not following a change of control, Mr. Hart would continue to receive monthly salary payments, employee benefits, applicable bonus payments and company car usage until the earlier of either the expiry of 24 months from the date of such termination or the then-current term of the agreement. As amended, the agreement provided that in the event of an involuntary termination not following a change of control, Mr. Hart would receive 12 months of his base salary and benefits and a payment equal to 100% of bonuses or actual commissions paid in the prior 12 months, subject to his execution of a general release of claims.

Mr. Hart ceased to serve as our President and an employee of the Company effective February 2, 2016, and resigned as a member of the Board on the same date. In connection with with his cessation of employment, we paid Mr. Hart a separation payment of $546,625 in 2016.

Employment Agreement with Steven Finney

On May 7, 2013, we entered into an executive employment agreement with Steven Finney, which agreement provides Mr. Finney a $180,000 annual base salary, an annual bonus opportunity of up to 50% of base salary and up to $25,000 in reimbursements for relocation costs. Over the course of the subsequent two years Mr. Finney’s base salary increased to $200,000 annualized. The Company may unilaterally terminate the agreement without cause (as defined in the agreement) upon three months prior notice, during which notice period Mr. Finney will be entitled to continued salary, pro-rated bonus and other standard benefits. If employment terminates by reason of disability (as defined in the agreement), Mr. Finney will be entitled to six months continued salary and pro-rated bonus. In December 2015, the Company agreed to increase Mr. Finney’s base salary by an additional $10,000 per month during the period in which he serves as interim Chief Financial Officer.

Mr. Finney ceased to serve as our interim Chief Financial Officer effective February 16, 2017.

Employment Agreement with Sandra Wallach

On January 19, 2017, we entered into an executive employment agreement with Sandra Wallach, which agreement provides Ms. Wallach a $265,000 annual base salary. Additionally, Ms. Wallach was granted a restricted stock unit award covering 90,000 shares of common stock under the 2011 Plan, which award vests with respect to 25% of the underlying shares on the first anniversary of Ms. Wallach’s start date with the Company and then with respect to the remaining shares on a quarterly basis over the following three years.  Pursuant to her employment agreement, Ms. Wallach is also entitled to severance benefits. If she is terminated without Cause (as such term is defined in such agreement), she is entitled to three months of her base salary and reimbursement of three months of health care continuation coverage premiums, subject to her having provided the Company a general release of claims.

Potential Payments upon Termination or Change in Control

The information below describes the estimated value of certain compensation and benefits that would potentially have become payable under contractual arrangements with our named executive officers other than Mr. Hart assuming a termination of employment or change in control of the Company had occurred on December 31, 2016, based upon the named executive officer’s compensation and service levels as of such date and, where applicable, the $3.18 closing price of our common stock on December 31, 2016. The information presented represents estimates of incremental amounts that would become payable had a trigging event occurred on December 31, 2016 and does not include amounts that were earned and payable as of that date regardless of the occurrence of a triggering event. Because Mr. Hart’s employment with the Company terminated on February 2, 2016, the information presented for him reflects the actual compensation and benefits to which he became entitled as a result of termination. The actual amounts to be paid and the value of any accelerated vesting of stock options, restricted stock or RSUs can be determined only at the time of a triggering event, and are dependent upon the facts and circumstances then applicable.

In connection with Mr. Hart’s termination from employment effective February 2, 2016, he received (i) a $481,175 lump sum, representing the sum of 12 months of his base salary and 100% of bonuses or actual commissions paid in the prior 12 months, (ii) a $35,517 lump sum, representing the leasing costs of 12 months continued car usage, (iii) the right to reimbursement of health care coverage for a period of twelve months and having a value of approximately $9,000 and (iv) accelerated vesting of all outstanding equity awards otherwise scheduled to vest on or before May 12, 2016, having an intrinsic value of approximately $74,625. Mr. Hart entered into a general release as a condition of receiving these benefits.

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If Mr. Humphreys had either been terminated as of December 31, 2016 either by constructive termination (as defined in his employment agreement) due to a material change in his employment conditions or by involuntary termination initiated by the Company for any reason other than for cause (as defined in his employment agreement), death or disability (as defined in his employment agreement), he would have become entitled to (i) $350,000, representing 12 months’ salary, (ii) reimbursement of health care coverage for a period of twelve months and having a value of approximately $27,218 and (iii) accelerated vesting of all outstanding equity awards with respect to the shares that would have vested in the twelve (12) months after such termination, having an intrinsic value of approximately $240,612. Had Mr. Humphreys’ employment terminated as of December 31, 2016 following a change in control of the Company as a result of a constructive or involuntary termination, he would have become entitled to the severance described in the immediately preceding sentence but, in addition, the accelerated vesting would apply to 100% of outstanding equity awards having an intrinsic value of approximately $661,682. Mr. Humphreys’ entitlement to such benefits would be conditioned upon his execution and nonrevocation of a general release in a form determined by the Company. In addition, Mr. Humphreys may be subject to a Section 280G cutback. Had Mr. Humphreys’ employment terminated as of December 31, 2016 for reasons of death or disability (as defined in his employment agreement), he (or his estate as applicable) would have become entitled to $350,000, representing 12 months’ salary, not conditioned on a general release.

If Mr. Finney had been involuntarily terminated as of December 31, 2016 without cause and not for disability (each as defined in his employment agreement), he would have become entitled to $80,000, representing 3 months’ salary. Had Mr. Finney’s employment terminated as of December 31, 2016 by reason of disability (as defined in his employment agreement), he would have become entitled to $160,000, representing 6 months’ salary.

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Equity Compensation Plan Information

The following table summarizes information as of December 31, 2016 about our Common Stock that may be issued pursuant to awards under our existing equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,806,400	$7.11	624,867
Equity compensation plans not approved by security holders
Total	2,806,400 (1)	$7.11	624,867 (2)

___________

(1)

As of D\ecember 31, 2016, there were 832,941 stock options outstanding with a weighted average exercise price of $7.11 and a weighted average term of 8.23 years. Also, as of December 31, 2016, there were 1,973,459 RSUs outstanding.

(2)

Consists of 293,888 shares available for issuance under the ESPP and 330,979 shares available for issuance under the 2011 Plan.

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Certain Relationships and Related Transactions

Related Party Transactions

Earn-out Consideration Pursuant to idOnDemand Agreement. We entered into a Stock Purchase Agreement (the “SPA”) on April 29, 2011 between the Company and the sellers of idOnDemand, Inc. (the “Selling Shareholders”) whereby the Selling Shareholders, including Jason Hart and Brian Nelson, were eligible to receive limited earn-out payments (“Earn-out Consideration”) in the form of shares of common stock subject to certain lock-up periods under the terms of the SPA. The SPA provided for the Earn-out Consideration to be paid to the Selling Shareholders for each of the years or part years ended December 31, 2011, 2012, 2013 and 2014 based on the achievement of specific financial and sales performance targets, with the measurement of those achievements to be determined based on the financial records of idOnDemand. However, the idOnDemand product group has been fully integrated into the Company since the acquisition and, as such, it was impractical to derive the discrete financial records of the related product group, so the Company engaged a third party independent valuation firm to assist in the validation of the Earn-out Consideration liability as of December 31, 2014. The valuation was based on a calculation of our internal sales performance data as well as consideration of comparable companies’ metrics and data. Our Board of Directors considered this valuation, among other factors, and approved an Earn-out Consideration liability in the amount of $3.51 million for the period ended December 31, 2014.

The Earn-out Consideration was settled through the issuance of our common stock on May 11, 2015. Accordingly, the $3.51 million Earn-out Consideration was distributed to the Selling Shareholders in proportion to their former shareholdings, which included approximately 87% held by our former Chief Executive Officer representing approximately $3,040,000 and approximately 0.3% held by a former Chief Financial Officer representing approximately $10,500 of the total Earn-out Consideration. We issued 294,750 and 921 shares of common stock, respectively, to these individuals.

Compensation to Mr. Hart. For the year ended December 31, 2014, we allocated as additional compensation to Jason Hart $97,868 of previously reimbursed expenses in 2014 which we subsequently determined should not have been reimbursed either because such expenses were not consistent with our expense guidelines and policies or because insufficient documentation was provided to support such expense reimbursements. At our request, in February 2016 Mr. Hart repaid $35,784 of such amount.

Indemnification Agreements. We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

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OTHER MATTERS

We do not intend to bring any matters before the Annual Meeting other than those set forth herein, and our management has no present knowledge that any other matters will or may be brought before the Annual Meeting by others. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our Board of Directors may recommend.

By Order of the Board of Directors of
Identiv, Inc.

/s/ Sandra Wallach
Chief Financial Officer and Secretary

Fremont, California
April 18, 2017

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IDENTIV, INC. ATTN: SANDRA WALLACH 2201 WALNUT AVENUE SUITE 100 FREMONT, CA 94538

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:	☐	☐	☐

1. Election of Directors

Nominees

01 Steven Humphreys 02 Nina B. Shapiro

The Board of Directors recommends you vote FOR proposals 2 and 3.				For	Against	Abstain

2 To ratify the appointment of BPM LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2017.				☐	☐	☐

3 To vote on a non-binding advisory resolution on the compensation of the Company’s named executive officers (“Say on Pay”)				☐	☐	☐

NOTE: In his or her discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the meeting or any adjournments or postponements thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

IDENTIV, INC.
Annual Meeting of Stockholders
May 31, 2017 8:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Steven Humphreys and Sandra Wallach, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Identiv, Inc. that such stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. local time, on May 31, 2017, at the offices of Pillsbury Winthrop Shaw Pittman LLP, located at 2550 Hanover Street, Palo Alto, California, 94304 and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

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